UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  APRIL 27, 1999

                        PAMECO CORPORATION
      (Exact name of registrant as specified in its charter)

                 Commission File No:   001-12837
                                      ----------

             GEORGIA                       51-0287654
     ---------------------------------------------------
     (State or other jurisdiction       (I.R.S. employer
          of incorporation or            identification
             organization)                     number)

                        1000 CENTER PLACE
                       NORCROSS, GA  30093
             ----------------------------------------
             (Address of principal executive offices)

                          (770)-798-0700
       ----------------------------------------------------
       (Registrant's telephone number, including area code)

                          Not applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

        On April 27, 1999, the Registrant issued a Press Release
regarding progress on New MIS System attached hereto as Exhibit 99.
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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PAMECO CORPORATION
                                   -----------------------------------
                                   (Registrant)


                              By:  /s/ Theodore R. Kallgren
                                   ---------------------------------------
                                   Theodore R. Kallgren
                                   Chief Financial Officer

April 28, 1999                      (Mr. Kallgren has been duly authorized
                                      to sign on behalf of the registrant)